UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2010


                                ESL TEACHERS INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-148801                75-3252264
(State or other Jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

                     2475 Paseo del las Americas, Suite 1135
                              San Diego, CA, 92154
                    (Address of principal executive offices)

                                 (619) 955-7885
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

ITEM 8.01 OTHER EVENTS

On February 1, 2010, ESL Teachers Inc. (the "Company") entered into a subscription agreement with Brienze Capital Ltd. Pursuant to this subscription agreement Brienze Capital Ltd., acquired 1,000,000 (post split) units at $0.25 per unit for aggregate proceeds of $250,000. Each unit consists of one common share of the Company's stock and one warrant to purchase an additional share of the Company's common stock at $0.50 per share for a period of 24 months. These securities were issued pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended.

Also on February 1, 2010 the Company entered into, and closed, a Mineral and Mining Lease with Miller and Associates, LLC. Pursuant to this agreement, the Company issued 100,000 (post split) shares of its common stock to Miller and Associates, LLC and acquired a 5 year lease on certain mining claims in the state of Wyoming. In addition to the 100,000 (post split) shares issued to Miller and Associates, LLC, the Company agreed to pay an annual fee of US $20,000, adjusted for inflation, as well as a production royalty of 4% on the gross sales of product produced by the mineral claims considered by this agreement. The share issuance was made without a prospectus in reliance on exemptions from registration in Section 4(2) of the Securities Act of 1933, as amended. This agreement in its entirety is attached to this Current Report on Form 8-K as Exhibit 10.1.

The above share issuances shall be completed upon the Company completing a 30 for one forward split of its issued and outstanding shares of common stock. In addition, in association with the closing of the Mineral and Mining Lease our management has revised our business focus from developing and marketing an internet site that will provide international online employment services specifically for both ESL teachers and their prospective employers to mineral exploration and development.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                                 Description
-----------                                 -----------

  10.1 Mineral and Mining Lease Agreement with Miller and Associates, LLC dated February 1, 2010.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10 2010                   ESL TEACHERS INC.


                                         By: /s/ Mauricio Beltran
                                            ------------------------------------
                                             Mauricio Beltran
                                             President, Chief Executive Officer,
                                             Chief Financial Officer, Treasurer,
                                             Secretary and Director


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